                            UBS RETIREMENT MONEY FUND

                          Supplement to the Prospectus
                              dated August 30, 2002

                                                                   July 15, 2003

Dear Investor,

This is a supplement to the Prospectus for UBS Retirement Money Fund. The purpose of this supplement is to notify you of changes to how shares are bought and sold. These changes are expected to become effective later this year.

The discussion found in the prospectus under "Managing Your Fund Account" is revised by replacing the sections beginning with "Buying Shares" on page 7 through the end of the section captioned "Selling Shares" on page 8 with the following:

Buying Shares

Introduction. Fund shares are offered to retirement plans, including individual retirement accounts, through brokerage accounts established as retirement plan sweep accounts at UBS Financial Services Inc. or one of its correspondent firms. The types of retirement plans that are eligible to buy fund shares are described below. You can open a retirement plan sweep account by contacting your Financial Advisor.

Upcoming Changes. UBS Financial Services Inc. will be implementing changes to retirement plan sweep accounts later this year. These changes are expected to become effective on or after September 8, 2003. (Your Financial Advisor will be able to provide you with more information on the timing of the changes as that date approaches.) These changes will limit the ability of many investors to purchase shares of the fund. Instead, UBS Financial Services Inc. will make bank deposit accounts available to affected investors. Investors who are eligible to participate in the new account sweep arrangements are referred to as "eligible participants" below to distinguish them from other investors in the fund. A more detailed explanation of who is an eligible investor appears below.

When the changes take effect, UBS Financial Services Inc. retirement plan sweep accounts of eligible participants will automatically default to the new Deposit Account Sweep Program. This means that free cash balances of eligible participants will be automatically deposited in bank deposit accounts, not the fund. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund. UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership and $200,000 for joint ownership accounts) before redirection of balances to the fund. After a cap is reached, uninvested cash will be invested as if the investor were a "non-eligible participant." Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

If you would like to place a limit on the amount of available cash that defaults to the Deposit Sweep Program, contact your Financial Advisor or correspondent firm.

Background Information. Your order to buy fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

                                                                    Item #ZS-197

The fund has adopted a plan under rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets.

The fund, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.

Minimum Investments

There is a $25 minimum for the first purchase and no minimum for subsequent purchases. The fund may change its minimum investment requirements at any time.

Buying Shares Automatically

Non-Eligible Participants. You must open your fund account with an initial investment of $25 or more. Once your fund account is opened, immediately available funds of $1 or more in your retirement plan sweep account are automatically invested in the fund on a daily basis for settlement the next business day, when federal funds normally are available. For cash balances arising from the sale of securities held in a retirement plan sweep account, federal funds availability can sometimes take longer. This sweep will not take place if the fund account value after the investment would be less than $25.

Eligible Participants. Prior to the effective date of the sweep changes, eligible participants opening accounts will buy shares of the fund automatically until the effective date as described above for non-eligible participants. After the effective date, UBS Financial Services Inc. retirement plan sweep accounts will automatically default to the new Deposit Account Sweep Program as noted above.

Buying Shares by Check

You may buy fund shares by depositing a check from a U.S. bank into your retirement plan sweep account. You should make your check payable to UBS Retirement Money Fund and include your retirement plan sweep account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by check after the effective date of the changes.

Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier's or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

Buying Shares by Wire

You may buy fund shares by instructing your bank to transfer federal funds by wire to:

     UBS AG
     ABA 026007993
     UBS Financial Services Inc. - Retirement Money Fund
     A/C 101WA258640000
     [Account Name]/[Brokerage Account Number]

The wire must include your name and retirement plan brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by wire after the effective date of the sweep changes. Investors wishing to transfer federal funds directly into their retirement plan sweep accounts should contact their UBS Financial Services Inc. Financial Advisors or correspondent firms for appropriate wire instructions. If UBS Financial Services Inc. receives a notice from your bank of a wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern time, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire purchases.

Retirement Plans Eligible to Buy Fund Shares

Retirement plans available through UBS Financial Services Inc. that are eligible to buy fund shares (subject to the changes noted above) include:

o    individual retirement accounts (e.g., traditional, rollover and "SIMPLE"
     IRAs);

o    simplified employee pension plans;

o cash or deferred arrangements (i.e., 401(k) plans, including SIMPLE 401(k) plans);

o    profit sharing plans;

o    money purchase plans;

o    defined benefit plans;

o    target benefit plans; and

o    self-employed plans (i.e., "Keoghs").

Other retirement plans also may hold assets in custody at UBS Financial Services Inc. or its correspondent firms and may be eligible to buy fund shares. Contact your Financial Advisor for more information regarding these retirement plans.

Although the amount that you may contribute to a retirement plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in a retirement plan without regard to these limitations.

If UBS Financial Services Inc., UBS Global AM, UBS Fiduciary Trust Company or any of their affiliates serve as investment manager for, provide investment advice to, or otherwise are fiduciaries within the meaning of the Employee Retirement Income Security Act or the Internal Revenue Code to, the retirement plan, the plan may not buy fund shares. This prohibition does not include retirement plans for which UBS Financial Services Inc., UBS Global AM, UBS Fiduciary Trust Company or an affiliate may be considered a fiduciary solely because it sponsors a master or prototype plan or because it provides nondiscretionary trust services to a retirement plan.

Selling Shares

You may sell your shares by contacting your Financial Advisor. Your fund shares will also be sold automatically to settle any outstanding securities purchases or other debits to your retirement plan sweep account, unless you instruct your Financial Advisor otherwise. Some investors may also be able to use the checkwriting service to sell shares.

If you become a participant in the Deposit Account Sweep Program and also own shares of the fund, shares of the fund are always sold first to settle any outstanding securities purchases or other debits to your retirement plan sweep account. If there are insufficient amounts in the fund, then cash withdrawals will be made from your bank deposit account to satisfy the debits.

If the proceeds from selling your fund shares remain in the retirement plan sweep account, the adverse tax consequences described below for certain retirement plan distributions will not occur.

More Information Regarding "Eligible Participants." Eligible participants are individuals, sole proprietors and governmental entities. Custodial accounts are also Eligible Participants if each beneficiary is an Eligible Participant. "Eligible Participants" does not include participants that are (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) trusts or estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOne'sm' and Employee Self Directed Accounts) or Private Wealth Solutions'sm', (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue
Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                         STATEMENT OF DIFFERENCES
                         ------------------------
The service mark symbol shall be expressed as........................... 'sm'